Exhibit 99.2
EXCHANGE AGREEMENT
     EXCHANGE AGREEMENT (the “Agreement”), dated as of June 18, 2008, among Fidelity National Information Services, Inc., a Georgia corporation (“FNIS”), JPMorgan Chase Bank, N.A. (“JPMCB”), Bank of America, N.A. (“Bank of America”) and Wachovia Bank, National Association (“Wachovia Bank” and, together with JPMCB and Bank of America, the “Initial Tranche B Lenders”), J.P. Morgan Securities Inc. (“JPMSI”), Banc of America Securities LLC (“BAS”), Wachovia Capital Markets, LLC (“WCM” and, together with JPMSI and BAS, the “Investment Banks”; the Investment Banks together with the Initial Tranche B Lenders being collectively referred to herein as the “Existing Tranche B Lenders”) and, solely with respect to Sections 2(a), 4(b), 6, 7, 8, 9, 10 and 11 hereof, Lender Processing Services, Inc., a Delaware corporation (“Spinco”).
     WHEREAS, pursuant to a Contribution and Distribution Agreement, dated as of June 13, 2008 (the “Distribution Agreement”), between FNIS and Spinco, FNIS has agreed to contribute (the “Contribution”) to Spinco all of the assets, liabilities and operations of the Lender Processing Services segment of FNIS in exchange for equity interests in Spinco, term A loans of Spinco in an aggregate principal amount of $700,000,000 (the “Spinco Term A Loans”), term B loans of Spinco in an aggregate principal amount of $510,000,000 (the “Spinco Term B Loans” and, together with the Spinco Term A Loans, the “Spinco Term Loans”) and senior unsecured notes of Spinco in an aggregate principal amount of $375,000,000 (the “Spinco Senior Notes” and, together with the Spinco Term Loans, the “Spinco Debt”);
     WHEREAS, on December 31, 2007 FNIS entered into an engagement letter (as amended and restated, the “Financing Engagement Letter”) with JPMCB, Bank of America, Wachovia Bank, JPMSI, BAS and WCM, in connection with the arrangement and syndication of the Spinco Term Loans, and in connection therewith Spinco will enter into a Credit Agreement (the “Spinco Credit Agreement”) with the lenders party thereto (the “Lenders”) and JPMCB, as administrative agent (in such capacity, the “Spinco Facility Administrative Agent”), swing line lender and L/C issuer , substantially in the form of a draft dated June 18, 2008 with such changes as are acceptable to the Existing Tranche B Lenders, FNIS and Spinco;
     WHEREAS, on June 18, 2008 the Investment Banks and Spinco entered into a Purchase Agreement (the “Purchase Agreement”) with JPMSI, BAS and WCM as representatives of the initial purchasers named therein (the “Initial Purchasers”), in connection with the sale pursuant to Rule 144A and Regulation S under the Securities Act of 1933, as amended, of the Spinco Senior Notes, and in connection therewith Spinco will enter into a Registration Rights Agreement with the Initial Purchasers relating to the grant by Spinco of registration rights with respect to the Spinco Senior Notes;
     WHEREAS, pursuant to the terms below, FNIS desires to exchange 100% of the Spinco Term Loans for a portion of the Tranche B Loans (the “FNIS Tranche B Loans”) held by the Initial Tranche B Lenders under the Credit Agreement dated as of January 18, 2007, as amended (the “Existing FNIS Credit Agreement”), among FNIS, the lenders party thereto, JPMCB, as administrative agent (in such capacity, the “FNIS Facility Administrative Agent”), swing line lender and L/C issuer, and Bank of America, N.A., as swing line lender; and the Initial Tranche B Lenders desire to exchange such FNIS Tranche B Loans for such Spinco Term Loans; and
     WHEREAS, pursuant to the terms below, FNIS desires to exchange 100% of the Spinco Senior Notes for a portion of the FNIS Tranche B Loans to be held by the Investment Banks; and the Investment Banks desire to exchange such FNIS Tranche B Loans for such Spinco Senior Notes.
     NOW THEREFORE, in consideration of the representations, warranties and agreements contained in this Agreement, the parties agree as follows:
     1. The Exchange.
     (a) Subject to the terms and conditions and in reliance upon the representations and warranties in this Agreement, at the Closing (as defined below):
     (i) FNIS will transfer and deliver to the Initial Tranche B Lenders, and the Initial Tranche B Lenders will accept, the Spinco Term Loans of the type and in the principal amounts set forth on Schedule II.A hereto;
     (ii) the Initial Tranche B Lenders will transfer and deliver to FNIS, and FNIS will accept from the Initial Tranche B Lenders, the FNIS Tranche B Loans in an aggregate principal amount of $1,210,000,000 (with the applicable principal amount for each Initial Tranche B Lender set forth on Schedule I.A hereto) (the “Exchange FNIS Term Obligations”);
     (iii) FNIS will transfer and deliver to the Investment Banks, and the Investment Banks will accept, the Spinco Senior Notes in the principal amounts set forth on Schedule II.B hereto; and
     (iv) the Investment Banks will transfer and deliver to FNIS, and FNIS will accept from the Investment Banks, FNIS Tranche B Loans in an aggregate principal amount of $375,000,000 (with the applicable principal amount for each Investment Bank set forth on Schedule I.B hereto) (the “Exchange FNIS Notes Obligations” and, together with the Exchange FNIS Term Obligations, the “Exchange FNIS Debt Obligations”).
     (b) The exchange of the Spinco Debt for the Exchange FNIS Debt Obligations (the “Closing”) shall occur at the office of Davis Polk & Wardwell, 450 Lexington Ave, New York, New York (or at such other location or locations as may be agreed upon by the Existing Tranche B Lenders and FNIS), following the Contribution but prior to the distribution by FNIS of all of the issued and outstanding shares of Spinco’s common stock on a pro rata basis to holders of the FNIS common stock in accordance with the Distribution Agreement (the “Spin-Off”), subject to satisfaction (or waiver) of the conditions set forth in Section 5 of this Agreement; provided that the Closing shall not occur prior to July 1, 2008 (the “Closing Date”). At the Closing, (i) the Initial Tranche B Lenders shall assign to FNIS their holdings of the Exchange FNIS Term Obligations in accordance with the Existing FNIS Credit Agreement, and FNIS shall assign to the Initial

Tranche B Lenders, the Spinco Term Loans as provided in this Agreement and (ii) the Investment Banks shall assign to FNIS their holdings of the Exchange FNIS Notes Obligations in accordance with the Existing FNIS Credit Agreement, and FNIS shall assign or otherwise deliver to the Investment Banks or their respective affiliates, as directed, the Spinco Senior Notes as provided in this Agreement.
     2. Assignment of Spinco Debt by FNIS to the Existing Tranche B Lenders.
     (a) Effective as of the Closing, in consideration for the Exchange FNIS Term Obligations, (i) FNIS hereby assigns to the Initial Tranche B Lenders all of its rights and obligations arising out of or in respect of the Spinco Term A Loans and Spinco Term B Loans, (ii) each of the Initial Tranche B Lenders hereby severally irrevocably assumes all of FNIS’ rights and obligations arising out of or in respect of the Spinco Term A Loans and Spinco Term B Loans equal to an amount set forth opposite such Initial Tranche B Lender’s name on Schedule II.A under the columns “Principal Amount of Spinco Term A Loans” and “Principal Amount of Spinco Term B Loans”, respectively, (iii) the Spinco Facility Administrative Agent hereby consents to such assignment and assumption and (iv) Spinco hereby consents to such assignment and assumption. Each of the parties to this Agreement agrees that the assignment by FNIS of the Spinco Term Loans and the assumption thereof by the Initial Tranche B Lenders as provided for in this Agreement shall be deemed to be the “Assignment and Assumption” required by Section 10.07 of the Spinco Credit Agreement, and the Spinco Facility Administrative Agent hereby waives the processing and recordation fee payable under Section 10.07(d)(iv) of the Spinco Credit Agreement in respect of each such assignment by FNIS.
     (b) Effective as of the Closing, (i) FNIS hereby assigns to the Investment Banks all of its rights and obligations arising out of or in respect of the Spinco Senior Notes and (ii) each of the Investment Banks hereby severally irrevocably assumes all of FNIS’ rights and obligations arising out of or in respect of the Spinco Senior Notes equal to an amount set forth opposite such Investment Bank’s name on Schedule II.B.
     3. Assignment of FNIS Tranche B Loans by the Existing Tranche B Lenders to FNIS.
     (a) Effective as of the Closing, in consideration for the Spinco Debt, (i) each of the Existing Tranche B Lenders shall assign to FNIS all of their respective rights and obligations arising out of or in respect of the FNIS Tranche B Loans (and FNIS shall irrevocably assume all of the Existing Tranche B Lenders’ rights and obligations arising out of or in respect of the FNIS Tranche B Loans) by executing and delivering an Assignment and Assumption in the form attached hereto under Schedule III (the “Assignment”), with each Existing Tranche B Lender agreeing to transfer that amount of FNIS Tranche B Loans as is set forth with respect to such Existing Tranche B Lender on Schedule I hereto, (ii) the FNIS Facility Administrative Agent hereby agrees to execute the Assignment to evidence its consent thereto as required by Section 11.07 of the Existing FNIS Credit Agreement and its approval of FNIS as an “Eligible Assignee” (as defined under the Existing FNIS Credit Agreement) of the FNIS Tranche B Loans and (iii) FNIS hereby agrees to execute the Assignment to evidence its consent thereto as required by Section 11.07 of the Existing FNIS Credit Agreement and its approval of FNIS as an

“Eligible Assignee” (as defined under the Existing FNIS Credit Agreement) of the FNIS Tranche B Loans. The FNIS Facility Administrative Agent hereby waives the processing and recordation fee payable under Section 11.07(d)(iv) of the FNIS Credit Agreement in respect of each such Assignment.
     4. Representations and Warranties.
     (a) FNIS hereby represents and warrants to Spinco and each Existing Tranche B Lender that:
     (i) FNIS is a corporation duly organized, validly existing and in good standing under the laws of the State of Georgia. FNIS has all requisite corporate power and authority to enter into this Agreement and to perform its obligations hereunder. This Agreement has been duly executed and delivered by FNIS and constitutes a legal, valid and binding obligation of FNIS, enforceable against FNIS in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency or similar laws affecting the enforcement of creditors’ rights generally or by equitable principles relating to enforceability.
     (ii) No consent, approval, license, permit, order or authorization of, or registration, declaration or filing with, any Federal, state, local or foreign government or any court of competent jurisdiction, administrative agency or commission or other governmental authority or instrumentality, domestic or foreign (a “Governmental Entity”) or nongovernmental third party is required to be obtained or made by or with respect to FNIS or any of its subsidiaries (excluding Spinco and its subsidiaries, which are instead covered by the representations in Section 4(b) below) in connection with the execution, delivery and performance of this Agreement by FNIS except as have been previously obtained or made (or as will have been obtained or made on or prior to the Closing).
     (iii) Neither the exchange of the Spinco Debt nor the performance of any of the other obligations of FNIS hereunder will (A) constitute a Default under (and as defined in) the Existing FNIS Credit Agreement and related loan documents or (B) result in a breach of any of the terms and provisions of, or constitute a default under, (1) any other indenture, mortgage, deed of trust or other agreement or instrument to which FNIS or any of its subsidiaries (excluding Spinco and its subsidiaries, which are instead covered by the representations in Section 4(b) below) is a party or by which it is bound, or (2) FNIS’s certificate of incorporation or bylaws or the corporate governance documents of any of FNIS’s subsidiaries (excluding Spinco and its subsidiaries, which are instead covered by the representations in Section 4(b) below), or (3) any order, rule or regulation applicable to FNIS or any of its subsidiaries (excluding Spinco and its subsidiaries, which are instead covered by the representations in Section 4(b) below) of any Governmental Entity having jurisdiction over FNIS or any of its subsidiaries (excluding Spinco and its subsidiaries, which are instead covered by the representations in Section 4(b) below) or their respective properties, except with respect to any breach referred to in clause (B)(1) or clause (B)(3) as would not materially and adversely affect the performance of FNIS’ obligations hereunder.
     (iv) Prior to the Closing, FNIS will have good and valid title to the Spinco Debt, free and clear of any liens, claims, encumbrances, security interests, options, charges or restrictions of any kind (collectively, “Liens”). Upon delivery of the Spinco Debt by FNIS to the Existing Tranche B Lenders at the Closing in exchange for the Exchange FNIS Debt Obligations, the Existing Tranche B Lenders will acquire good and valid title to such Spinco Debt, free and clear of any Liens.
     (v) FNIS has made its own independent inquiry as to the legal, tax and accounting aspects of the transactions contemplated by this Agreement, and FNIS has not relied on Spinco or the Existing Tranche B Lenders or their respective legal counsel or other advisors for legal, tax or accounting advice in connection with the transactions contemplated by this Agreement..
     (b) Spinco hereby represents and warrants to FNIS and each Existing Tranche B Lender that:
     (i) Spinco is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware. Spinco has all requisite corporate power and authority to enter into this Agreement and to perform its obligations hereunder. This Agreement has been duly executed and delivered by Spinco and constitutes a legal, valid and binding obligation of Spinco, enforceable against Spinco in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency or similar laws affecting the enforcement of creditors’ rights generally or by equitable principles relating to enforceability.
     (ii) No consent, approval, license, permit, order or authorization of, or registration, declaration or filing with, any Governmental Entity or nongovernmental third party is required to be obtained or made by or with respect to Spinco or any of its subsidiaries in connection with the execution, delivery and performance of this Agreement by Spinco except as have been previously obtained or made (or as will have been obtained or made on or prior to the Closing).
     (iii) Neither the exchange of the Spinco Debt nor the performance of any of the other obligations of Spinco hereunder will (A) constitute a Default under (and as defined in) the Existing FNIS Credit Agreement and related loan documents or (B) result in a breach of any of the terms and provisions of, or constitute a default under, (1) any other indenture, mortgage, deed of trust or other agreement or instrument to which Spinco or any of its subsidiaries is a party or by which it is bound, or (2) Spinco’s certificate of incorporation or bylaws or the corporate governance documents of any of Spinco’s subsidiaries, or (3) any order, rule or regulation applicable to Spinco or any of its subsidiaries of any Governmental Entity having jurisdiction over Spinco or any of its subsidiaries or their respective properties, except with respect to any breach referred to in clause (B)(1) or clause (B)(3) as would not materially and adversely affect the performance of Spinco’s obligations hereunder.
     (iv) When the Spinco Debt is issued by Spinco to FNIS and when the Spinco Debt is transferred by FNIS to the Existing Tranche B Lenders at the Closing in exchange for the Exchange FNIS Debt Obligations, (A) the Spinco Debt will (x) have been duly and validly authorized and issued and (y) constitute valid and legally binding obligations of Spinco enforceable against Spinco in accordance with their terms, except as enforceability may be limited by applicable bankruptcy, insolvency or similar laws affecting the enforcement of creditors’ rights generally or by equitable principles relating to enforceability, (B) the holders of the Spinco Term Loans will be entitled to the benefits of the loan documents governing the Spinco Term Loans and (C) the holders of the Spinco Senior Notes will be entitled to the benefits of the indenture governing the Senior Notes.
     (v) Spinco has made its own independent inquiry as to the legal, tax and accounting aspects of the transactions contemplated by this Agreement, and Spinco has not relied on FNIS or the Existing Tranche B Lenders or their respective legal counsel or other advisors for legal, tax or accounting advice in connection with the transactions contemplated by this Agreement.
     (c) Each of the Existing Tranche B Lenders hereby severally as to itself and not jointly represents and warrants to FNIS and Spinco that:
     (i) Such Existing Tranche B Lender is duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation or organization, as applicable. Such Existing Tranche B Lender has all requisite corporate or other organizational power and authority to enter into this Agreement and to perform its obligations hereunder. This Agreement has been duly executed and delivered by such Existing Tranche B Lender and constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency or similar laws affecting the enforcement of creditors’ rights generally or by equitable principles relating to enforceability.
     (ii) No consent, approval, license, permit, order or authorization of, or registration, declaration or filing with, any Governmental Entity or nongovernmental third party is required to be obtained or made by or with respect to such Existing Tranche B Lender in connection with the execution, delivery and performance of this Agreement except as have been previously obtained or made.

     (iii) Such Existing Tranche B Lender has (or in the case of each Investment Bank, will have at the Closing) good and valid title to the Exchange FNIS Debt Obligations to be exchanged by it pursuant to this Agreement. Upon delivery of such Exchange FNIS Debt Obligations by such Existing Tranche B Lender to FNIS at the Closing in exchange for the applicable Spinco Debt, FNIS will acquire good and valid title to such Exchange FNIS Debt Obligations, free and clear of any Liens.
     5. Conditions.
     (a) The obligations of the Existing Tranche B Lenders to exchange the Exchange FNIS Debt Obligations for the Spinco Debt at the Closing shall be subject to the satisfaction (or waiver by the Existing Tranche B Lenders) of the following conditions:
     (i) FNIS shall have furnished to the Existing Tranche B Lenders an opinion of Nelson Mullins Riley & Scarborough LLP dated the Closing Date, with respect to (a) due authorization, execution and enforceability of this Agreement by FNIS, (b) no required governmental consents, and (c) no adverse claims against the Spinco Debt to be sold by FNIS to the Existing Tranche B Lenders.
     (ii) No statute, rule, regulation, executive order, decree, temporary restraining order, preliminary or permanent injunction or other order enacted, entered, promulgated, enforced or issued by any Governmental Entity or other legal restraint or prohibition shall be in effect preventing the consummation of the transactions contemplated hereunder.
     (iii) The representations and warranties of FNIS and Spinco in this Agreement shall be true and correct in all material respects on and as of the Closing Date, with the same effect as if made on the Closing Date, and FNIS shall have complied in all material respects with all the agreements to be performed or satisfied by it at or prior to the Closing Date, and FNIS shall have furnished to the Existing Tranche B Lenders a certificate of FNIS, in form reasonably satisfactory to the Existing Tranche B Lenders signed by a Vice President or Treasurer of FNIS, dated the Closing Date, to the foregoing effects.
     (iv) FNIS shall have received an opinion (and the Existing Tranche B Lenders shall have received a copy thereof) of its special tax advisor, Deloitte Tax LLP, to the effect that, for United States Federal income tax purposes:
     (A) the contribution taking into account the Spin-Off will qualify as a reorganization within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”) in which neither Spinco nor FNIS will recognize any gain or loss;
     (B) no gain or loss will be recognized by FNIS in the debt exchange, pursuant to Section 361 of the Code; and

     (C) no gain or loss will be recognized by FNIS or any FNIS shareholder on the Spin-Off, pursuant to Section 355 and related provisions of the Code (including Section 361(c) of the Code), except that any gain that FNIS shareholders realize on cash received in lieu of any fractional shares of Spinco’s common stock to which such shareholders may be entitled in the Spin-Off generally will be taxable to the FNIS shareholders.
     (v) In the case of the Initial Tranche B Lenders, the Spinco Credit Agreement shall be in full force and effect, and all conditions precedent set forth in Section 4.01 of the Spinco Credit Agreement shall have been satisfied.
     (vi) In the case of the Investment Banks, the Purchase Agreement shall remain in full force and effect, and all of the conditions to the obligations of the Initial Purchasers to purchase and pay for the Spinco Senior Notes as set forth in the Purchase Agreement shall have been satisfied.
In case any of such conditions shall not have been fulfilled by July 2, 2008, or if the Distribution Agreement, the Spinco Credit Agreement, the Financing Engagement Letter or the Purchase Agreement shall have been terminated in accordance with their terms, or if a Material Adverse Effect (as defined in the Spinco Credit Agreement) shall have occurred, this Agreement may be terminated by the Existing Tranche B Lenders by delivering written notice of termination to FNIS (it being understood and agreed, for the avoidance of doubt, that the Financing Engagement Letter may be terminated only in accordance with its terms).
     (b) The obligations of FNIS to exchange the Spinco Debt for the Exchange FNIS Debt Obligations at the Closing shall be subject to the satisfaction (or waiver by FNIS) of the following condition:
     (i) The representations and warranties of the Existing Tranche B Lenders in this Agreement shall be true and correct in all material respects on and as of the Closing Date, with the same effect as if made on the Closing Date, and the Existing Tranche B Lenders shall have complied in all material respects with all the agreements to be performed or satisfied by them at or prior to the Closing Date.
     (ii) FNIS shall have received an opinion of its special tax advisor, Deloitte Tax LLP, to the effect that, for United States Federal income tax purposes:
     (A) the contribution taking into account the Spin-Off will qualify as a reorganization within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”) in which neither Spinco nor FNIS will recognize any gain or loss;
     (B) no gain or loss will be recognized by FNIS in the debt exchange, pursuant to Section 361 of the Code; and

     (C) no gain or loss will be recognized by FNIS or any FNIS shareholder on the Spin-Off, pursuant to Section 355 and related provisions of the Code (including Section 361(c) of the Code), except that any gain that FNIS shareholders realize on cash received in lieu of any fractional shares of Spinco’s common stock to which such shareholders may be entitled in the Spin-Off generally will be taxable to the FNIS shareholders.
     (iii) FNIS shall have received the Spinco Term Loans, and the Spinco Credit Agreement shall be in full force and effect.
     (iv) FNIS shall have received the Spinco Senior Notes, and the Purchase Agreement shall be in full force and effect.
In case any of such conditions shall not have been fulfilled by July 2, 2008, or if the Distribution Agreement, the Spinco Credit Agreement, the Financing Engagement Letter or the Purchase Agreement shall have been terminated in accordance with their terms, this Agreement may be terminated by FNIS by delivering written notice of termination to the Existing Tranche B Lenders (it being understood and agreed, for the avoidance of doubt, that the Financing Engagement Letter may be terminated only in accordance with its terms).
     6. Relationship of Parties. All acquisitions of the FNIS Tranche B Loans by the Existing Tranche B Lenders, all exchanges of the FNIS Tranche B Loans for the Spinco Debt by the Existing Tranche B Lenders pursuant to this Agreement, any resales by the Existing Tranche B Lenders of the Spinco Debt and all other acts or omissions of the Existing Tranche B Lenders in connection with this Agreement, are for the Existing Tranche B Lenders’ own account and not for the account of FNIS. No principal-agent relationship is, or is intended to be created between FNIS and any Existing Tranche B Lender, by any of the provisions of this Agreement. Each of FNIS and Spinco acknowledges and agrees that the Existing Tranche B Lenders are acting solely in the capacity of an arm’s length contractual counterparty to FNIS and Spinco with respect to the transactions contemplated by this Agreement (including in connection with determining the terms of the offering under the Purchase Agreement and the terms of the credit facilities provided under the Spinco Credit Agreement) and not as a financial advisor or a fiduciary to, or an agent of, FNIS, Spinco or any other person.
     7. Survival of Provisions. The respective agreements, representations, warranties and other statements of FNIS and of the Existing Tranche B Lenders and agreements of Spinco set forth in or made pursuant to this Agreement will remain in full force and effect and will survive the exchange of the Exchange FNIS Debt Obligations for the Spinco Debt.
     8. Notices. All notices or other communications under this Agreement shall be in writing and shall be deemed to be duly given as of the date delivered, mailed or transmitted, and shall be effective upon receipt, if delivered personally, mailed by registered or certified mail (postage prepaid, return receipt requested) or delivered by a nationally recognized courier service to the parties at the following address or sent by electronic transmission to the telecopier numbers specified below:

     If to the Existing Tranche B Lenders:

JPMorgan Chase Bank, N.A.
J.P. Morgan Securities Inc.
270 Park Avenue
New York, New York 10017
Attention: Benjamin Ben-Attar, Managing Director
Fax: 212-270-1063

and

Bank of America, N.A.
Banc of America Securities LLC
214 North Tryon Street
Charlotte, North Carolina 28255
Attention: Jonathan Mullen, Managing Director
Fax: 704-387-3624

and

Wachovia Bank, National Association
Wachovia Capital Markets, LLC
One Wachovia Center
301 South College Street
Charlotte, North Carolina 28288
Attention: Rit Amin, Director
Fax: 704-383-4539

If to FNIS to:	Fidelity National Information Services, Inc.
601 Riverside Avenue
Jacksonville, Florida 32204
Attention: Ronald D. Cook, General Counsel
Fax: (904) 357-1005

If to Spinco, to:	Lender Processing Services, Inc.
601 Riverside Avenue
Jacksonville, Florida 32204
Attention: Todd C. Johnson, General Counsel
Fax: (904) 357-1036
     9. Successors. This Agreement will inure to the benefit of and be binding upon the parties hereto and their respective successors and no other person will have any right or obligation hereunder.
     10. Applicable Law. This Agreement shall be governed by and construed in accordance with the internal laws of the State of New York applicable to agreements made and to be performed entirely within such State, without regard to the conflicts of law principles of such State.

     11. Counterparts. This Agreement may be signed in one or more counterparts, each of which shall constitute an original and all of which together shall constitute one and the same agreement.

     IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed as of the date first written above .

FIDELITY NATIONAL INFORMATION SERVICES, INC.
By:	/s/ Brent B. Bickett
	Name:	Brent B. Bickett
	Title:	Executive Vice President

As to Sections 2(a), 4(b), 6, 7, 8, 9, 10 and 11 only: LENDER PROCESSING SERVICES, INC.
By:	/s/ Brent B. Bickett
	Name:	Brent B. Bickett
	Title:	Executive Vice President

JPMORGAN CHASE BANK, N.A.
By:	/s/ Bruce S. Borden
	Name:	Bruce S. Borden
	Title:	Executive Director

J.P. MORGAN SECURITIES INC.
By:	/s/ Stathis Karanikolaidis
	Name:	Stathis Karanikolaidis
	Title:	Vice President

BANK OF AMERICA, N.A.
By:	/s/ Kipling Davis
	Name:	Kipling Davis
	Title:	Senior Vice President

BANC OF AMERICA SECURITIES LLC
By:	/s/ Allison Rendall
	Name:	Allison Rendall
	Title:	Vice President

WACHOVIA BANK, NATIONAL ASSOCIATION
By:	/s/ Rit N. Amin
	Name:	Rit N. Amin
	Title:	Director

WACHOVIA CAPITAL MARKETS, LLC
By:	/s/ Rit N. Amin
	Name:	Rit N. Amin
	Title:	Director